EXHIBIT 99.2


                          NOTICE OF GUARANTEED DELIVERY

                      FOR TENDER OF ANY AND ALL OUTSTANDING
                    9-7/8% SERIES A SENIOR NOTES DUE 2009 AND
   ANY AND ALL OUTSTANDING 12-1/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2012

                                       OF

                               DEX MEDIA EAST LLC
                           DEX MEDIA EAST FINANCE CO.
               PURSUANT TO THE PROSPECTUS DATED ___________, 2003

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         THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
YORK CITY TIME, ON _________, 2003, UNLESS EXTENDED (THE "EXPIRATION DATE").

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                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                         U.S. BANK NATIONAL ASSOCIATION

     By Mail:          By Facsimile Transmission:    By Hand/Overnight Delivery:
U.S. Bank National            (for eligible              U.S. Bank National
    Association            institutions only)                Association
180 East 5th Street          (651) 244-1537              180 East 5th Street
St. Paul, MN 55101                                       St. Paul, MN 55101
 Attn: Specialized        Confirm by Telephone:           Attn: Specialized
   Finance Dept.             (800) 934-6802                  Finance Dept.

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         As set forth in the prospectus, dated __________, 2003, of Dex Media East LLC, a Delaware limited liability company ("Dex Media East"), and Dex Media East Finance Co., a Delaware corporation ("Dex East Finance," and, together with Dex Media East, the "Issuers"), under "The Exchange Offer--Guaranteed Delivery Procedures," and in the accompanying letter of transmittal and instructions thereto, this form or one substantially equivalent hereto or an agent's message relating to guaranteed delivery must be used to accept the Issuers' offer to exchange $1,000 principal amount of their 9-7/8% Series B Senior Notes due 2009 (the "Senior Exchange Notes") and their 12-1/8% Series B Senior Subordinated Notes due 2012 (the "Senior Subordinated Exchange Notes," and, together with the Senior Exchange Notes, the "Exchange Notes"), all of which have been registered under the Securities Act of 1933, as amended, for each $1,000 principal amount of their 9-7/8% Series A Senior Notes due 2009 (the "Outstanding Senior Notes") and for each $1,000 principal amount of their 12-1/8% Series A Senior Subordinated Notes due 2012 (the "Outstanding Senior Subordinated Notes," and, together with the Outstanding Senior Notes, the "Outstanding Notes"), if certificates representing such notes are not immediately available, time will not permit the letter of transmittal, certificates representing such notes or other required documents to reach the exchange agent, or the procedures for book-entry transfer (including a properly transmitted agent's message with respect thereto) cannot be completed, on or prior to the expiration date.

         This form is not to be used to guarantee signatures. If a signature on the letter of transmittal is required to be guaranteed by signature guarantor under the instructions thereto, such signature guarantee must appear in the applicable space provided in the letter of transmittal.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to the Issuers, upon the terms and subject to the conditions set forth in the prospectus and the letter of transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes set forth below pursuant to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." The undersigned hereby authorizes the exchange agent to deliver this notice of guaranteed delivery to the Issuers with respect to the Outstanding Notes tendered pursuant to the exchange offer.

         The undersigned understands that tenders of the Outstanding Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned also understands that tenders of the Outstanding Notes pursuant to the exchange offer may be withdrawn at any time prior to the expiration date. For a withdrawal of a tender of notes to be effective, it must be made in accordance with the procedures set forth in the prospectus under "The Exchange Offer--Withdrawal Rights."

         The undersigned understands that the exchange of any Exchange Notes for Outstanding Notes will be made only after timely receipt by the exchange agent of (i) the certificates of the tendered notes, in proper form for transfer (or a book-entry confirmation of the transfer of such notes into the exchange agent's account at The Depository Trust Company), and (ii) a letter of transmittal (or a manually signed facsimile thereof) properly completed and duly executed with any required signature guarantees, together with any other documents required by the letter of transmittal (or a properly transmitted agent's message), within three New York Stock Exchange, Inc. trading days after the execution hereof.

         All authority herein conferred or agreed to be conferred by this notice of guaranteed delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this notice of guaranteed delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


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


                                              PLEASE SIGN AND COMPLETE
---------------------------------------------------       ----------------------------------------------------
X                                                         Date:
  -------------------------------------------------             ----------------------------------------------

X                                                         Address:
  -------------------------------------------------                -------------------------------------------
     Signature(s) of Registered Holder(s) or
     Authorized Signatory                                 Area Code and Telephone No.:
                                                                                       -----------------------
Name(s) of Registered Holder(s):

---------------------------------------------------       If Outstanding Senior Notes will be delivered by
Principal Amount of Outstanding Senior Notes              book-entry transfer, provide information below:
Tendered*:
                                                          Name of Tendering Institution:
---------------------------------------------------                                      ---------------------

Certificate No.(s) of Outstanding Senior Notes (if        Depositary Account No. with DTC:
available):                                                                                -------------------
                                                          Transaction Code Number:
                                                                                   ---------------------------
---------------------------------------------------
* Must be in denominations of $1,000 and any
integral multiple thereof.
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--------------------------------------------------------------------------------------------------------------
X                                                         Date:
  -------------------------------------------------             ----------------------------------------------

X                                                         Address:
  -------------------------------------------------                -------------------------------------------
     Signature(s) of Registered Holder(s) or
     Authorized Signatory                                 Area Code and Telephone No.:
                                                                                       -----------------------
Name(s) of Registered Holder(s):

---------------------------------------------------       If Outstanding Senior Subordinated Notes will be
Principal Amount of Outstanding Senior Subordinated       delivered by book-entry transfer, provide
Notes Tendered*:                                          information below:

                                                          Name of Tendering Institution:
---------------------------------------------------                                      ---------------------
Certificate No.(s) of Outstanding Senior                  Depositary Account No. with DTC:
Subordinated Notes (if available):                                                         -------------------
                                                          Transaction Code Number:
---------------------------------------------------                                ---------------------------

* Must be in denominations of $1,000 and any integral multiple thereof.

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

DO NOT SEND NOTES WITH THIS FORM. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL OR PROPERLY TRANSMITTED AGENT'S MESSAGE.


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


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         This notice of guaranteed delivery must be signed by the holder(s)
exactly as their name(s) appear(s) on certificate(s) for notes or on a security position listing as the owner of notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this notice of guaranteed delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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


                      THE GUARANTEE BELOW MUST BE COMPLETED

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, hereby guarantees that the notes to be tendered hereby are in proper form for transfer (pursuant to the procedures set forth in the prospectus under "The Exchange Offer--Guaranteed Delivery Procedures"), and that the exchange agent will receive (a) such notes, or a book-entry confirmation of the transfer of such notes into the exchange agent's account at The Depository Trust Company, and (b) a properly completed and duly executed letter of transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by the letter of transmittal, or a properly transmitted agent's message, within three New York Stock Exchange, Inc. trading days after the date of execution hereof.

         The eligible guarantor institution that completes this form must communicate the guarantee to the exchange agent and must deliver the letter of transmittal, or a properly transmitted agent's message, and notes, or a book-entry confirmation in the case of a book-entry transfer, to the exchange agent within the time period described above. Failure to do so could result in a financial loss to such eligible guarantor institution.

Name of Firm:
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Authorized Signature:
                      ----------------------------------------------------------

Title:
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Address:
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Area Code and Telephone Number:
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Dated:                            , 2003
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